Fees Summary	Jun. 03, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	2,639.65
Total Transaction Valuation	19,114,019.48
Total Offset Amount	0
Net Fee	$ 2,639.65
Offset Table N/A	N/A